UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2014

Federal Home Loan Bank of Cincinnati
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51399	31-6000228
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Atrium Two, P.O. Box 598, Cincinnati, Ohio		45201-0598
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	513-852-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

On January 31, 2014, the Federal Housing Finance Agency (the "FHFA") approved an amendment to the Capital Plan (the "Plan") of the Federal Home Loan Bank of Cincinnati (the "Bank"). On January 31, 2014 the Bank notified its membership of such amendment.

The Plan defines the rights of the holders of the Bank’s Class B Capital Stock, which is $100 par value per share. The Bank’s Plan was amended in the following respect.

• Creation of a "Protected Excess Stock" balance when calculating excess stock subject to a Bank repurchase

The Plan permits the Bank to repurchase capital stock from a Member that exceeds the amount of stock necessary to support each Member’s outstanding Mission Asset Activity (as defined in the Plan) and minimum amount of stock required for membership ("Required Shares"). The amended Plan creates a category of Protected Excess Stock that is excluded from any Bank stock repurchases applicable to all Members. This calculation does not impact any stock that is subject to a current Member redemption or withdrawal notice. Protected Excess Stock will be calculated as the greater of (a) 25% of a member’s Required Shares or (b) 15,000 shares of Member Excess Stock (as defined in the Plan) with a par value of $1.5 million. The Protected Excess Stock percentage and numerical levels may be set from time to time and will be subject to periodic review and adjustment as determined by the Bank’s Board of Directors in their sole discretion within the ranges of 0% to 30%, or zero to 30,000 shares of Member Excess Stock with a maximum par value of $3.0 million.

The foregoing description of the amendment to the Plan is qualified in its entirety by reference to a copy of the Plan included herein as Exhibit 4.1 to this Current Report.

Item 7.01 Regulation FD Disclosure.

On January 31, 2014, the Bank notified its membership regarding the amendment to the Plan as described above in Item 3.03. A copy of the member notification is included as Exhibit 99.1 to this Current Report, and is incorporated into Item 7.01 by reference.

The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and contained in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

4.1 Federal Home Loan Bank of Cincinnati Capital Plan, as amended through November 25, 2013 and approved by the Federal Housing Finance Agency on January 31, 2014.

99.1 Member Announcement dated January 31, 2014 and issued by the Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Cincinnati

January 31, 2014	By:	Andrew S. Howell

Name: Andrew S. Howell
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

4.1	Federal Home Loan Bank of Cincinnati Capital Plan, as amended through November 25, 2013 and approved by the Federal Housing Finance Agency on January 31, 2014.
99.1	Member Announcement dated January 31, 2014 and issued by the Bank.